UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2022 (June 30, 2022)

AJIA INNOGROUP HOLDINGS, LTD.
(Exact name of Registrant as specified in its charter)

Nevada	333-206450	82-1063313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

187 E. Warm Springs Road, Suite B307

Las Vegas, Nevada 89119

(Address of principal executive offices, including zip code)

(702) 360-0652

(Registrant's telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 23, 2022, Ajia Innogroup Holdings Limited (the “Company”), entered into an Acquisition Agreement (“Agreement”) with Union Passenger Limited, a company incorporated under the laws of Hong Kong (“Union”), pursuant to which the Company 1) acquired 100% of the outstanding shares of Union, and 2) has agreed to appoint Union as its exclusive partner for the promotion of Company’s catering, services and total solutions for restaurants in Asia (“Products”). Pursuant to the Agreement, the Company and Union shall share in 100% of the profits and losses of the offering of Products to third party customers which are introduced by Union. Based upon valuation conducted by a third party independent valuer, Ajia issued an aggregate 8,000,000 restricted share of Company common stock (valued at $0.60 per share/USD $4,800,000/HK$37,440,000) to Union shareholders as full consideration for the 100% interest in Union.

The Board of the Company approved entry into the Agreement on June 23, 2022. The transaction closed on July 7, 2022, having an effective date of June 30, 2022. Upon completion of the Acquisition contemplated by the Agreement, Union is owned as to 100% by the Company and became a an direct wholly-owned subsidiary of the Company, and the financial results of Union will be consolidated with the financial results of the Company.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Securities Convertible or Exercisable into Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02. All securities issued pursuant to the Union Agreement were issued in a transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The shares issuable under the Agreement have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements The Agreement did not involve a public offering, the sale of the securities was made without general solicitation or advertising, there was no underwriter, and no underwriting commissions were paid.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Acquisition Agreement with Union Passenger Limited, dated June 23, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Elaine Wan Yin Ling
Title: Director, Secretary and Treasurer
Dated: July 25, 2022

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